UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 22, 2007
Diamond Offshore Drilling, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
15415 Katy Freeway
Houston, Texas 77094
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 492-5300
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On and effective as of October 22, 2007, the Board of Directors of Diamond Offshore Drilling, Inc. (the “Company”) amended Article VII of the Company’s Amended and Restated By-Laws (the “By-Laws”) to allow for the issuance and transfer of uncertificated shares of the Company’s capital stock. Article VII previously required shares of the Company’s capital stock to be represented by certificates. The Board of Directors amended Article VII to allow the Company to be eligible to participate in the Direct Registration System, as required by the New York Stock Exchange effective as of January 1, 2008.
     The full text of the By-Laws, as amended through October 22, 2007, is included as Exhibit 3.1 to this report, and amended Article VII thereof is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit number	Description
3.1	Amended and Restated By-Laws (as amended through October 22, 2007) of Diamond Offshore Drilling, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.
By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: October 26, 2007

EXHIBIT INDEX

Exhibit number	Description
3.1	Amended and Restated By-Laws (as amended through October 22, 2007) of Diamond Offshore Drilling, Inc.

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